UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2004

AETNA INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-16095	23-2229683

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

151 Farmington Avenue
Hartford, Connecticut	06156

(Address of principal executive offices)	(Zip Code)

(860) 273-0123
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a – 12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01
SIGNATURES
EX-99.1: LETTER AGREEMENT

Section 1 — Registrant’s Business and Operations

Item 1.01    Entry into a Material Definitive Agreement.

On September 22, 2004, the Company and Alan M. Bennett, the Company’s Senior Vice President and Chief Financial Officer, entered into an agreement which provides for a salary increase effective January 1, 2005 and an enhanced pension benefit provided that Mr. Bennett meets the conditions set forth in the agreement. A copy of the agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(c) Exhibits.

99.1	Letter agreement dated September 22, 2004 between Aetna Inc. and Alan M. Bennett

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AETNA INC.
Date: September 24, 2004	By: /s/ Ronald M. Olejniczak
	Name:	Ronald M. Olejniczak
	Title:	Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Letter agreement dated September 22, 2004 between Aetna Inc. and Alan M. Bennett